UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 10, 2018

Catasys, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31932	88-0464853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd, Suite 1100 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 444-4300

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, Catasys, Inc. (the “Company”) and Mr. Richard A. Anderson, the Company’s Director, President and Chief Operating Officer, entered into an Amended Employment Agreement (“Amended Agreement”) on substantially the same terms as his existing employment agreement, provided that the initial term of his employment with the Company was extend for an initial five-year term with an automatic renewal for additional three-year terms unless otherwise terminated.

In addition pursuant to the Amended Agreement, subject to approval of the Compensation Committee, Mr. Anderson shall be granted options to purchase one million forty thousand (1,040,000) shares of the Company’s common stock pursuant to the Company’s 2017 Stock Incentive Plan (the “2017 Plan”) at an exercise price of $7.50 per share, which is expected to be not less than the fair market value of such common stock on the date of grant. Such options shall be divided into five (5) equal tranches, each of which shall vest only upon the satisfaction of performance targets established by the Company’s Board of Directors and certified as having been met by the Company’s Compensation Committee for fiscal years 2018 through 2022. The performance target for vesting of the fiscal year 2018 tranche of options will be the Company generated billings of $20 million, as determined and confirmed by the Audit Committee of the Board. The options shall be subject to such other terms and conditions as may be set forth in the grant agreement for the stock options and the 2017 Plan, as determined by the Board and/or its Compensation Committee.

The Amended Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

      (d) Exhibits

Exhibit No.	Description

10.1	Amended Employment Agreement, by and between the Company and Mr. Richard A. Anderson dated April 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2018

CATASYS, INC.

By: /s/ Christopher Shirley Name: Christopher Shirley Title: Chief Financial Officer

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